UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 2, 2010

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-154975	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On June 8, 2010, TNP Strategic Retail Trust, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of an indirect interest in a multi-tenant retail center located in Honolulu, Hawaii, commonly known as the Waianae Mall (the “Waianae Property”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed on June 8, 2010 to provide the required financial information related to the Company’s acquisition of an indirect interest in the Waianae Property.

(a)	Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith.

(b)	Unaudited Pro Forma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith.

TNP Strategic Retail Trust, Inc. and Subsidiaries

I.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2010	9
II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009	10
III.	Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2010 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009	11

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits.

None

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

TNP Strategic Retail Trust, Inc.

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Waianae Mall Property, (the “Property”) for the year ended December 31, 2009 (the “Historical Summary”). This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ MCGLADREY & PULLEN, LLP
Irvine, California
August 20, 2010

WAIANAE MALL

STATEMENT OF REVENUES AND CERTAIN EXPENSES

For the Three Months Ended March 31, 2010 and For the Year Ended December 31, 2009

	For the Three Months Ended March 31, 2010 (Unaudited)	For the Year Ended December 31, 2009
Revenue:
Rental income	$816,000	$2,889,000
Other property income	289,000	1,011,000

Total Revenue	1,105,000	3,900,000

Certain expenses:
Grounds maintenance	37,000	159,000
Building maintenance and repairs	31,000	298,000
Real estate taxes	64,000	249,000
General excise tax	51,000	171,000
Electricity, water and gas utilities	29,000	120,000
Property management fees	36,000	128,000
Insurance	15,000	62,000
General and administrative	55,000	224,000

Total certain expenses	318,000	1,411,000

Revenues in excess of certain expenses	$787,000	$2,489,000

The accompanying notes are an integral part of this statement of revenues and certain expenses.

WAIANAE MALL

NOTE 1 – BUSINESS AND ORGANIZATION

The Waianae Property (the “Property”) is a commercial mall property located in Honolulu, Hawaii. The Property was owned by West Oahu Mall Associates, LLC and has an aggregate gross leasable area of approximately 170,275 square feet, which was approximately 91% leased as of December 31, 2009.

On June 4, 2010, TNP SRT Waianae Mall, LLC, a wholly owned subsidiary of TNP Strategic Retail Trust, Inc., purchased the Property for a purchase price of $25,688,000 plus closing costs.

NOTE 2 – BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Basis of Presentation

The accompanying statement of revenues and certain expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operation expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying Historical Summary is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by TNP Strategic Retail Trust, Inc. in the future operations of the Property have been excluded.

Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the term of the lease (including rent holidays). Percentage rents are recognized as a percentage of a tenant’s sales once the tenant income thresholds have been exceeded. Tenant reimbursements for real estate taxes, general excise tax, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred and are presented as other property income in the Historical Summary.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Property Management Fees

The owners of the Property contracted with a third party to manage the Property. For the year ended December 31, 2009, the Property incurred management fees of approximately $128,000.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.

WAIANAE MALL

NOTE 3 – LEASES

The Property has entered into operating lease agreements with tenants that expire at various dates through 2022 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2009 are as follows:

Years Ending December 31,
2010	$2,475,000
2011	1,739,000
2012	1,552,000
2013	1,432,000
2014	1,217,000
Thereafter	4,834,000

$13,249,000

Leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above. The tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the Historical Summary includes the effect of amortizing the minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease in rental income of approximately $8,000 for the year ended December 31, 2009. Percentage rents recognized in rental income for the year ended December 31, 2009 was approximately $346,000.

NOTE 4 – TENANT CONCENTRATION

For the year ended December 31, 2009, the Property had two tenants occupying 19% of the gross leasable area which accounted for 32% of the total rental income.

Tenant Name	Date of Lease Expiration	Aggregate Rental Income For the Year Ended December 31, 2009	% Aggregate Rental Income For The Year Ended December 31, 2009
Longs Drug Stores California Inc.	January 2021	$694,000	24%
Waianae District Comprehensive Health and Hospital Board, Inc.	June 2010	$242,000	8%

If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

NOTE 5 COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

WAIANAE MALL

Environmental Matters

In connection with the ownership and operations of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

Other Matters

Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 6 – SUBSEQUENT EVENTS

The Property’s management has evaluated subsequent events through August 20, 2010, the date on which the Historical Summary was available to be issued.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements

For the Three Months Ended March 31, 2010 and

for the Year Ended December 31, 2009

As used herein, “we,” “us,” and “our” refers to TNP Strategic Retail Trust, Inc. On June 4, 2010, we acquired a fee simple interest in a multi-tenant retail center located in Honolulu, Hawaii commonly referred to as the Waianae Mall (the “Waianae Property”) through TNP SRT Waianae Mall, LLC (“TNP SRT Waianae”), a wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, our operating partnership, from an unaffiliated third party seller. TNP SRT Waianae acquired the Waianae Property for an aggregate purchase price of approximately $25,688,000, including the assumption of an existing loan from Bank of America, N.A., successor by merger to LaSalle Bank National Association, as trustee for Morgan Stanley Capital I, Inc., Commercial Pass-Through Certificates, Series 2006-IQ11, in the principal amount of approximately $20,741,000 (the “Waianae Loan”).

The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 and the Annual Report on Form 10-K, as amended, for the year ended December 31, 2009. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2010 and for the year ended December 31, 2009 are presented as if we acquired the Waianae Property on January 1, 2009. The Waianae Property was acquired using cash proceeds, net of offering costs, received from our initial public offering through the acquisition date as well as the assumption of the Waianae Loan. However, the accompanying pro forma adjustments assume that we raised sufficient net offering proceeds in our initial public offering to fund the purchase of the Waianae Property as of November 12, 2009, which is the date we achieved the minimum offering amount of $2,000,000 and offering proceeds were released to us from an escrow account.

The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Waianae Property based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Three Months Ended March 31, 2010

	For the Three Months Ended 31, 2010 (A)	Pro forma Adjustments		Pro forma for the Three Months Ended 31, 2010
Revenue:
Rental income	$298,000	$901,000	(B)	$1,199,000
Other property income	—	289,000	(B)	289,000

Total Revenue	298,000	1,190,000		1,488,000
Expenses:
General and administrative	381,000	55,000	(C)	436,000
Acquisition Expenses	12,000	—		12,000
Operating and maintenance	161,000	340,000	(C)(E)	501,000
Depreciation and amortization	102,000	566,000	(D)	668,000

	656,000	961,000		1,617,000

Income (loss) before other income (expense)	(358,000)	229,000		(129,000)
Other income and expense
Interest income	2,000	—		2,000
Interest expense	(221,000)	(306,000	) (F)	(527,000)

Net loss	(577,000)	(77,000)		(654,000)
Net loss attributable to noncontrolling interest	3,000	—		3,000

Net loss attributable to stockholders	$(574,000)	$(77,000)		$(651,000)

Net loss per common share — basic and diluted	$(0.81)			$(0.56)

Weighted-average number of common shares outstanding — basic and diluted	709,573			1,149,956	(G)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2009

	For the Year Ended December 31, 2009 (H)	Pro forma Adjustments		Pro forma for the Year Ended December 31, 2009
Revenue:
Rental income	$140,000	$3,227,000	(I)	$3,367,000
Other property income	5,000	1,011,000	(I)	1,016,000

Total Revenue	145,000	4,238,000		4,383,000
Expenses:
General and administrative	660,000	224,000	(J)	884,000
Acquisition Expenses	408,000	—		408,000
Operating and maintenance	114,000	1,485,000	(J)(L)	1,599,000
Depreciation and amortization	46,000	2,262,000	(K)	2,308,000

	1,288,000	3,971,000		5,199,000

Income (loss) before other income (expense)	(1,083,000)	267,000		(816,000)
Other income and expense
Interest income	2,000	—		2,000
Interest expense	(119,000)	(1,249,000	) (M)	(1,368,000)

Net loss	(1,200,000)	(982 ,000)		(2,182,000)
Net loss attributable to noncontrolling interest	—

Net loss attributable to stockholders	$(1,200,000)	$(980,000)		$(2,182,000)

Net loss per common share — basic and diluted	$(17.14)			$(9.97)

Weighted-average number of common shares outstanding — basic and diluted	71,478			218,784	(N)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

1. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2010

(A)	Reflects our historical consolidated operations for the three months ended March 31, 2010.
(B)	Reflects rental revenues and other income based on the historical and pro forma operations for the three months ended March 31, 2010.
(C)	Reflects property operating expenses (not reflected in the historical statement of operation of TNP Strategic Retail Trust, Inc. for the three months ended March 31, 2010) based on the historical operation of the previous owner.
(D)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 20 years for building, and 1 to 145 months for improvements, in place leases and tenant relationships.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases, which range from 20 to 128 months and from 12 to 145 months, respectively.

The amount allocated to debt premium is amortized to interest expense over the remaining 64 month term of the Waianae Loan.

The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.

(E)	Included in such amount are property and asset management fees that would be due to our property manager, TNP Property Manager, LLC (“Property Manager”), and our advisor, TNP Strategic Retail Advisor, LLC (“Advisor”), had the Waianae Property been acquired on January 1, 2009. The property management agreement requires us to pay Property Manager a monthly property management fee of 5% of the Waianae Property’s gross revenue. The advisory agreement requires us to pay Advisor a monthly asset management fee of one-twelfth of 0.6% on all real estate investments we acquire; provided, however, that Advisor will not be paid the asset management fee until our funds from operations exceed the lesser of (1) the cumulative amount of any distributions declared and payable to our stockholders or (2) an amount that is equal to a 10.0% cumulative, non-compounded, annual return on invested capital for our stockholders. We have deferred the asset management fee payable to Advisor as we have not met either of the funds from operations coverage tests.
(F)	Amount represents interest expense, and the amortization of the corresponding deferred financing costs and debt premium, on the Waianae Loan. The mortgage loan payable bears interest at a fixed rate of 5.3922% per annum.
(G)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Waianae Property. The calculation assumes these proceeds were raised as of November 12, 2009, which was the date our minimum offering proceeds were released from escrow.

2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009

(H)	Reflects our historical consolidated operations for the year ended December 31, 2009.
(I)	Reflects rental revenues and other income based on the historical and pro forma operations for the year ended December 31, 2009.
(J)	Reflects property operating expenses (not reflected in the historical statement of operation of TNP Strategic Retail Trust, Inc. for the year ended December 31, 2009) based on the historical operation of the previous owner.
(K)	Amounts represent depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 20 years for building, and 1 to 145 months for improvements, in place leases and tenant relationships.

The amounts allocated to above market leases and below market leases are amortized to rental income over the remaining terms of the acquired leases which range from 20 to 128 months and from 12 to 145 months, respectively.

The amount allocated to debt premium is amortized to interest expense over the remaining 64 month term of the Waianae Loan.

The purchase price allocations, and therefore, depreciation and amortization expense, are preliminary and subject to change.

(L)	Included in such amount property and asset management fees that would be due to Property Manager and advisor had the Waianae Property been acquired on January 1, 2009. The property management agreement requires us to pay Property Manager a monthly property management fee of 5% of the Waianae Property’s gross revenue. The advisory agreement requires us to pay Advisor a monthly asset management fee of one-twelfth of 0.6% on all real estate investments we acquire; provided, however, that Advisor will not be paid the asset management fee until our funds from operations exceed the lesser of (1) the cumulative amount of any distributions declared and payable to our stockholders or (2) an amount that is equal to a 10.0% cumulative, non-compounded, annual return on invested capital for our stockholders. We have deferred the asset management fee payable to Advisor as we have not met either of the funds from operations coverage tests.
(M)	Amount represents interest expense, and the amortization of the corresponding deferred financing costs and debt premium, on the Waianae Loan. The mortgage loan payable bears interest at a fixed rate of 5.3922% per annum.
(N)	Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Waianae Property. The calculation assumes these proceeds were raised as of November 12, 2009, which was the date our minimum offering proceeds were released from escrow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: August 20, 2010	By:	/S/ CHRISTOPHER S. CAMERON
Christopher S. Cameron,
Chief Financial Officer, Treasurer and Secretary